UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

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Preliminary Information Statement

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Definitive Information Statement

MASCOT VENTURES, INC.

(Name of Registrant as Specified in Its Charter)

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MASCOT VENTURES, INC.

4745 W. 136th Street

Leawood, KS 66224

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO

SEND US A PROXY

Dear Stockholders:

This information statement (“Information Statement”) is being furnished to holders of record of the common stock, par value $0.001 per share (the “Common Stock”), at the close of business on July 22, 2013 of Mascot Ventures, Inc., a Nevada corporation (the “Company”), with respect to certain corporate actions of the Company.  This Information Statement is first being mailed or furnished to the stockholders of the Company on or about August 2, 2013.

The purpose of this Information Statement is to notify stockholders of the Company that, on July 19, 2013, the Company received a written consent in lieu of a meeting of stockholders from the holder of 6,130,000 shares of Common Stock (representing 51.69% of the issued and outstanding shares of Common Stock).  The written consent adopted resolutions approving an amendment to the Company’s articles of incorporation increasing the authorized number of common shares to 200,000,000 and changing the name of the Company from Mascot Ventures, Inc. to “Emoneco, Inc.”

ONLY THE STOCKHOLDERS OF RECORD AT THE CLOSE OF BUSINESS ON JULY 19, 2013 ARE ENTITLED TO NOTICE OF THE CORPORATE ACTION.  STOCKHOLDERS WHO HOLD IN EXCESS OF 50% OF THE COMPANY’S SHARES OF VOTING CAPITAL STOCK ENTITLED TO VOTE ON THE ACTION HAVE VOTED IN FAVOR OF THE ACTION.  AS A RESULT, THE ACTION HAS BEEN APPROVED WITHOUT THE AFFIRMATIVE VOTE OF ANY OTHER STOCKHOLDERS OF THE COMPANY.  THIS ACTION IS EXPECTED TO BE EFFECTIVE ON A DATE THAT IS AT LEAST 20 DAYS AFTER THE MAILING OF THIS INFORMATION STATEMENT.

The Company’s board of directors is not soliciting your proxy.  This Information Statement is being furnished to you solely for the purpose of informing stockholders of the matters described herein in compliance with Regulation 14C of the Securities Exchange Act of 1934, as amended.  The Company has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Common Stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Donald E. Latson

Donald E. Latson

President and Chief Executive Officer

July 23, 2013

MASCOT VENTURES, INC.

4745 W. 136th Street

Leawood, KS 66224

INFORMATION STATEMENT

This information statement (“Information Statement”) is being furnished to holders of record of the common stock, par value $0.001 per share (the “Common Stock”), at the close of business on July 19, 2013 of Mascot Ventures, Inc., a Nevada corporation (the “Company”), with respect to certain corporate actions of the Company.  This Information Statement is first being mailed or furnished to the stockholders of the Company on or about August 2, 2013.

ABOUT THIS INFORMATION STATEMENT

What is the purpose of this Information Statement?

This Information Statement is being provided pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to notify stockholders of the Company, as of the close of business on July 19, 2013 (the “Record Date”), of the corporate actions expected to be taken pursuant to the written consent of a principal stockholder of the Company.  A holder of the Company’s Common Stock has approved an amendment to the Company’s articles of incorporation increase the number of common shares authorized to be issued by the Company to 200,000,000 and to change the name of the Company to Emoneco, Inc. (the “Action”).  In order to eliminate the costs and management time involve in holding a special meeting, and in order to effect the corporate action as soon as possible, the Company decided to proceed with the corporate action by obtaining the written consent of a stockholder holding a majority of the voting power of the Company, in accordance with Nevada Law.

Who is entitled to notice?

All holders of shares of Common Stock of record on the close of business on the Record Date are entitled to notice of the Action.

On what corporate matters did the principal stockholders vote?

A total of 5 holders, who hold 51.69% of the total issued and outstanding voting capital stock of the Company on the Record Date, holds a majority of the issued and outstanding voting capital stock required to vote on the Action.  The stockholder has voted for the following:

•

For the approval of an amendment to the articles of incorporation of the Company to increase the number of common shares of the Company authorized to be issued to 200,000,000 and to change the name of the Company from “Mascot Ventures, Inc.” to “Emoneco, Inc.”

What vote is required to approve the Action?

In order to amend the articles of incorporation of the Company to change the name of the Company, the affirmative vote of a majority of the voting capital stock is required.  On July 19, 2013, 5 stockholders of the Company voted in favor of the Action.  Under NRS 78.320, as amended, of the State of Nevada, and in accordance with the Bylaws of the Company, all activities requiring stockholder approval may be taken by obtaining the written consent and approval of more than 50% of the holders of voting stock in lieu of a meeting of the stockholders.  Because the total of 5 shareholders are entitled to cast a vote representing 6,130,000 shares of Common Stock (which shares are equal to 51.69% of the total issued and outstanding voting capital stock of the Company on the Record Date), no action by the minority stockholders in connection with the Action is required.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information, as of the Record Date, with respect to the beneficial ownership of the outstanding common stock by (i) any holder of more than five percent, (ii) each of the Company’s executive officers, directors and director designees, and (iii) the Company’s executive officers, directors and director designees as a group.

Name of Beneficial Owner(1)	Number Of Shares	Percent Ownership
Donald E. Latson(2)	0	0.00%
Dale Davis(2)	0	0.00%
Wendy Wildman	5,000,000	42.16%
Clive Hope	5,000,000	42.16%
All Directors, Officers and Principal Stockholders as a Group	10,000,000	84.32%

1.)	The address of each shareholder is care of Mascot Ventures, Inc. at the address of record unless otherwise stated.

2.)	Donald E. Latson and Dale Davis are Directors and officers of Mascot Ventures, Inc.

ACTION

AMENDMENT TO THE ARTICLES OF INCORPORATION OF THE COMPANY TO INCREASE THE AUTHORIZED NUMBER OF COMMON SHARES AND CHANGE THE NAME OF THE COMPANY TO EMONECO, INC.

On July 19, 2013, the Company’s board of directors adopted a resolution declaring it advisable to amend the Company’s articles of incorporation to increase the number of common shares of the Company authorized to be issued to 200,000,000 and to change the name of the Company to Emoneco, Inc.  On July 19, 2013, the Company received a written consent in lieu of a meeting of stockholders from  5 holders of 6,130,000  shares of Common Stock (representing 51.69% of the issued and outstanding shares of Common Stock) approving the Action.  A copy of the Articles of Amendment are attached as Appendix A hereto.

Purpose of the Action

On April 15, 2013, Mascot Ventures, Inc. (the “Company”) entered into a Reorganization and Exclusive Sponsorship Licensing Agreement (the “Agreement”) with J.B.D. Consulting, LLC, a Kansas limited liability company (“J.D.B.”) and Mobile Monē,  Inc. a Michigan corporation (“Mobile Monē”).  Pursuant to the terms of the Agreement, the Company is required, as a condition precedent to closing, take certain corporate actions, including the increasing number of authorized common shares to 200,000,000 and changing the name.    The purpose of the increase in authorized is to address the issuance of shares also conditions precedent under the agreement as well as ensure that future funding objectives can be achieved with appropriate authorities to issue shares.  The name change is a strategic decision and is intended to have the Company’s name better reflect the product and business of the Company.  Specifically, upon closing of the Agreement, the Company will be the exclusive license holder for Mobile Mone technology and licensure. It is the belief of the Board and of the voting shareholders that the name “Emoneco, Inc.” better represents the underlying products and services to be offered by the Company.

In consideration of the new direction of the Company, the Board of Directors recommends that the Company increase the number of common shares that the Company is authorized to issue to 200,000,000 and to change the name to “Emoneco, Inc.”

Effective Date of the Amendment

The Articles of Amendment of the Company will become effective upon the filing of the certificate of amendment to the Company’s articles of incorporation with Secretary of State of the State of Nevada and approval by FINRA.  Pursuant to Rule 14c-2 under the Exchange Act, the foregoing Action may not become effective until a date that is at least 20 days after the date on which this Information Statement has been mailed to the stockholders of the Company.

Dilution and Effect of Action on Shareholder Rights

The general effect upon the rights of the existing security holders as a result of the increase in authorized common stock is an overall dilution of the Company’s stock and the inherent effects that increasing the Company’s outstanding common stock has on shareholder value based on the dilutive impact of the additional authorized shares.  The Company has not specific plans to issue shares of common stock beyond the Closing of the Agreement referenced herein. However, the increase in the authorized number of shares of our common stock and the subsequent issuance of such shares could have the effect of delaying or preventing a change in control of our company without further action by the shareholders. Shares of authorized and unissued common stock could be issued (within limits imposed by applicable law) in one or more transactions. Any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of common stock, and such additional shares could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of the Company. If the Board of Directors deems it to be in the best interests of the Company and the stockholders of the Company to issue additional shares of common stock in the future from authorized shares, the Board of Directors generally will not seek further authorization by vote of the Stockholders, unless such authorization is otherwise required by law or regulations.

Dissenters’ Right of Appraisal

Under Nevada law and the Company’s articles of incorporation and bylaws, no stockholder has any right to dissent to the proposed amendment to increase the number of common shares that the Company is authorized to issue and to change the par value, and no stockholder is entitled to appraisal of or payment for their shares of Common Stock pursuant to the Action.

No Meeting of Stockholders Required

The Company is not soliciting any votes with regard to the Action.  The principal stockholders that have consented to the Action hold a majority of the total issued and outstanding shares of voting capital stock and, accordingly, such principal stockholders have sufficient shares to approve the Action.

TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND CERTAIN CONTROL PERSONS

The Agreement, signed by the Company on April 15, 2013 was countersigned by Mr. Donald E. Latson as representative for J.B.D. Consulting, LLC and Mobile Mone, Inc.  Mr. Latson has since been appointed as a member of the Board pursuant to the terms of the Agreement.  The details of such appointment have been disclosed per the Form 8-K filed by the Company on April 17, 2013.

PROPOSALS BY SECURITY HOLDERS

No security holder has requested the Company to include any additional proposals in this Information Statement.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

No officer, director or director nominee of the Company has any substantial interest in the matters to be acted upon, other than his role as an officer, director or director nominee of the Company.  No director of the Company has informed the Company that he intends to oppose the proposed actions to be taken by the Company as set forth in this Information Statement.

ADDITIONAL INFORMATION

The Company files reports with the Securities and Exchange Commission (the “SEC”).  These reports include annual and quarterly reports, as well as other information the Company is required to file pursuant to securities laws.  You may read and copy materials the Company files with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549.  You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330.  The SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC at http://www.sec.gov.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

Only one Information Statement is being delivered to multiple security holders sharing an address unless the Company received contrary instructions from one or more of the security holders.  The Company shall deliver promptly, upon written or oral request, a separate copy of the Information Statement to a security holder at a shared address to which a single copy of the document was delivered.  A security holder can notify the Company that the security holder wishes to receive a separate copy of the Information Statement by sending a written request to the Company at 4745 W. 136th Street Leawood, KS 66224.  A security holder may utilize the same address and telephone number to request either separate copies or a single copy for a single address for all future information statements, proxy statements and annual reports.

.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Donald E. Latson

Donald E. Latson

President and Chief Executive Officer

July 23, 2013

APPENDIX A

STATE OF NEVADA CERTIFICATE OF AMENDMENT OF CERTIFICATE OF INCORPORATION

The corporation organized and existing under and by virtue of the General Corporation Law of the State of Nevada does hereby certify:

FIRST: That at a meeting of the Board of Directors of Mascot Ventures, Inc.

RESOLVED, that the Certificate of Incorporation of this corporation be amended changing the Article thereof numbered “1” so that, as amended, said Article shall be read as follows:

Name of the Corporation: ”Emoneco, Inc.”

RESOLVED, that the Certificate of Incorporation of this corporation be amended by changing the Article thereof numbered "3" so that, as amended, said Article shall be and read as follows:

(a)

The Corporation shall be authorized to issue the following shares:

Class	Number of Shares	Par Value
Common	200,000,000	$.0001
Preferred	5,000,000	$.0001

(b)

The designations and the powers, preferences and rights, and the qualifications and restrictions thereof are as follows:

1)

The Preferred Shares shall be issued from time to time in one or more series, with such distinctive serial designations as shall be stated and expressed in the resolution or resolutions providing for the issue of such shares from time to time adopted by Board of Directors; and in such resolution or resolutions providing for the issue of shares of each particular series, the Board of Directors is expressly authorized to fix the annual rate or rates of dividends for the particular series; the dividend payment dates for the particular series and the date from which dividends on all shares of such series issued prior to the record date for the first dividend payment date shall be cumulative; the redemption price or prices for the particular series; the voting powers for the particular series, the rights, if any, of holders of the shares of the particular series to convert the same into shares of any other series or class or other securities of the corporation, with any provisions for the subsequent adjustment of such conversion rights; and to classify or reclassify any unissued preferred shares by fixing or altering from time to time any of the foregoing rights, privileges and qualifications.

2)

All the Preferred shares of any one series shall be identical with each other in all respects, except that shares of any one series issued at different times may differ as to the dates from which dividends thereon shall be cumulative; and all

Preferred shares shall be of equal rank, regardless of series, and shall be identical in all respects except as to the particulars fixed by the Board as hereinabove provided or as fixed herein.

3)

No holder of any of the shares of any class of the Corporation shall be entitled as of right to subscribe for, purchase, or otherwise acquire any shares of any class of the Corporations which the Corporation proposes to issue or any rights or options which the Corporation proposes to grant for the purchase of shares of any class of the Corporation or for the purchase of any shares, bonds, securities, or obligations of the Corporations which are convertible into or exchangeable for, or which carry any rights, to subscribe for, purchase, or otherwise acquire shares of any class of the Corporation; and any and all of such shares, bonds, securities, or obligations of the Corporation, whether now or hereafter authorized or created may be issued, or may be reissued or transferred if the same have been reacquired and have treasury status, and any and all of such rights and options may be granted by the Board of Directors to such persons, firms corporations, and associations, and for such lawful consideration, and on such terms, as the Board of Directors in its discretion may determine, without first offering the same, or any thereof, to any said holder.

4)

The capital stock of this corporation shall be non-assessable and shall not be subject to assessment to pay the debts of the corporation. Shares are issued without cumulative voting rights and without any preemptive rights.

SECOND: That thereafter, pursuant to resolution of its Board of Directors, a special meeting of the stockholders of said corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Nevada at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Nevada.

IN WITNESS WHEREOF, said corporation has caused this certificate to be signed this ____ day of August 2013.

By:_______________________________________

         Authorized Officer

Title: Chief Executive Officer/President__________

Name: Donald E. Latson